EXHIBIT 9.3

                            EXCHANGE TRUST AGREEMENT

         This Exchange Trust Agreement (Agreement) is made and entered into as of the 30th day of December, 1998, by and among Consumer Investment Corporation ("CIC"), AutoCorp Equities, Inc., a Nevada corporation ("AutoCorp"), Charles Norman, a resident of Collin County, Texas, as trustee (the "Trustee"), and AutoPrime, Inc., a Delaware corporation ("AutoPrime"), to create an Exchange Trust (the "Exchange Trust") to hold certain Shares of Common Stock, $0.001 par value (the "Common Stock"), of AutoCorp for the benefit of (i) CIC to be used for the benefit of the Holders of certain issued and outstanding debentures of CIC (the "Debentures"), for the purpose of enabling CIC to offer to the Holders of Debentures an exchange of herein described Shares for Debentures, and (ii) for the benefit of AutoPrime to be used in conjunction with the terms and conditions of a certain "Unconditional Tender of AutoCorp Preferred and Common Stock" listed as an "Additional Document" on Exhibit "A" to the "Master Agreement", on the terms and conditions set forth in this Agreement and the Master Agreement between the foregoing parties and others of even date (the "Master Agreement"), including the "Additional Documents" as that term is defined in the Master Agreement.

                                 R E C I T A L S


A.   CIC,  AutoCorp,  AutoPrime  and various  other  parties have entered into a
     Master  Agreement  of  even  date  providing  for  the   restructuring  and
     refinancing of AutoCorp.

B. CIC covenants and agrees in the Master Agreement to use its best efforts, along with the efforts of others, to effect, prior to December 31, 1999, an exchange of Shares of Common Stock of AutoCorp for outstanding Debentures of CIC at the exchange rate of one (1) Share for each $4.00 in principal amount of Debentures.

C. Toward this end, AutoCorp agrees in the Master Agreement to place 1,425,887 Shares of Common Stock in this Exchange Trust for the benefit of CIC. Any of such 1,425,887 Common Stock remaining in this Exchange Trust at the close of business December 31, 1999, shall be returned to AutoCorp.

D. In that certain Pledge Agreement of even date, CIC pledges to AutoPrime the Certificates of Beneficial Interest issued and to be issued to CIC pursuant



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     to this Exchange  Trust  Agreement.  The purpose of the pledge is to secure certain of its obligations to AutoPrime, as well as the obligations of others.

E. AutoPrime has agreed to release from the pledge and return to CIC, prior to the termination of the Exchange Trust, certificates evidencing such number of shares of Beneficial Interest as may be necessary to effect any exchanges of the nature described above. Such certificates are to be returned within a timeframe that will facilitate such exchanges.

F. In addition, pursuant to the Master Agreement and the Unconditional Tender of AutoCorp Preferred and common Stock, AutoCorp has tendered 1,091,113 Shares of its Common Stock to AutoPrime in full satisfaction of $1,091,113.00 of indebtedness owed by AutoCorp to AutoPrime. In order to assure AutoPrime that is interests in such tendered common Stock are fully protected and preserved, AutoCorp has delivered such 1,091,113 shares, in trust, to the Trustee hereof, subject to and in accordance with the Unconditional Tender of AutoCorp Preferred and common stock which is referred to and incorporated herein. Any of such 1,091,113 Shares of Common Stock remaining in this Exchange Trust at the close of business on December 1, 1999, shall be returned to AutoCorp, although it is anticipated that, prior to such date, AutoPrime will accept AutoCorp's tender of such common Stock, in which event the 1,091,113 shares shall be promptly delivered to AutoPrime.

F. The purpose of this Exchange Trust Agreement is to implement the foregoing agreements.

G. Certain terms used in this Agreement shall have the meanings assigned to them in Article 7 of this Agreement, including, without limitation, the terms 'Shares' and "AutoCorp".

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:




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                                    ARTICLE 1

                                     TRUSTEE

         1.01 Number and Term of Trustees. There will be one (1) Trustee of this Exchange Trust. The initial Trustee is the individual named above. His successor, as Trustee, will be appointed as provided in Paragraph 1.05. The Trustee will serve for the entire term of this Exchange Trust in the absence of his resignation, removal, incapacity or death.

         1.02 Death, etc. of Trustee. The Trustee is serving in a representative capacity only. The powers, authority, rights, and duties of the Trustee shall terminate on his death, incapacity, or bankruptcy, and no interest in any of the property owned or held by the Exchange Trust nor any of the powers, authority, rights, or duties of the Trustee may be transferred by will, devise, succession, incapacity, divorce, or bankruptcy, in any other manner, except as provided in this Agreement. The heirs, administrators, executors, successors and assigns for the Trustee shall, however, have the right and duty to convey any property held by the Trustee to the successor Trustee. No creditor or creditors of the Trustee shall have any interest in or rights whatsoever with respect to any property owned or held by the Exchange Trust.

         1.03 Resignation. The Trustee may resign by giving notice of his resignation to CIC , AutoPrime and to AutoCorp. When the Trustee resigns, either CIC or AutoPrime or AutoCorp may settle any account or transaction with the resigning Trustee.

         1.04 Removal. The Trustee may be removed for cause at any time by any of CIC. AutoPrime or AutoCorp. The Trustee may also be removed at any time without cause by the mutual agreement of CIC, AutoPrime and AutoCorp.

         1.05 Successor Trustees. Subject to Paragraph 1.01 above, in the event of the resignation, removal, incapacity or death of the Trustee (or any successor Trustee), a successor Trustee shall be elected by the mutual agreement of CIC and AutoPrime or, in the event of disagreement, by AutoPrime.







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                                    ARTICLE 2

                         DEPOSIT AND TRANSFER OF SHARES;
                            ISSUANCE AND TRANSFER OF
                          EXCHANGE TRUST CERTIFICATES;
                    PLEDGE AND RELEASE OF TRUST CERTIFICATES

         2.01 Deposit of Shares. On the execution of this Agreement, AutoCorp shall deposit with the Trustee two share certificates, one for 1,425,887 Shares and one for 1,091,113 Shares of AutoCorp Common Stock, in trust for the benefit of (i) CIC (1,425,887 Shares and (ii) one for AutoPrime (1,091,113 Shares) to be utilized only as agreed under the terms of this Exchange Trust Agreement and the Master Agreement. All of such share certificates shall be endorsed in blank or to the Trustee and be accompanied by instruments of transfer that will enable the Trustee to cause the share certificates to be transferred into the name of the Trustee.

         CIC, in its capacity as beneficiary, hereby and in order to encourage the exchange of Common Stock for Debenture debt, hereby covenants and agrees to deposit in a like manner any additional certificates evidencing Common Stock of AutoCorp which may be registered in its name in the future, regardless of the capacity or manner in which such shares of Common Stock are received or registered in its name. This includes Common Stock registered in CIC's name in a representative capacity, as well as Common Stock registered in the names of CIC and one or more other persons.

         Any shares of Common Stock which are received by the Trustee during the term of this Agreement, whether received pursuant to the paragraph above, Paragraph 4.02, Paragraph 4.05, or otherwise, shall become part of the assets of the Exchange Trust and shall be subject to all the terms and conditions of this Agreement.

         2.02 Transfer of Shares to Trustee. All share certificates delivered to the Trustee shall be surrendered by the Trustee to AutoCorp and canceled. New share certificates shall be issued in the name of the Trustee. The new share certificates shall state that they are issued pursuant to this Agreement. That fact shall also be noted in AutoCorp's stock transfer records as part of the entry of the Trustees' ownership of the Shares. The Trustee shall hold all share certificates for all Common Stock subject to the terms of this Agreement. Such share certificates shall be and remain in the possession of the Trustee.






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         2.03 CIC Pledge of Trust CIC Certificate.  The Trust  Certificate being issued to CIC for 1,425,887 Shares is being pledged to AutoPrime, Inc., a Delaware corporation, pursuant to a certain Pledge Agreement of even date. CIC is executing and delivering the Pledge Agreement concurrently with the execution and delivery of this Agreement in order to pledge such Trust Certificate and all subsequently acquired Trust Certificates to AutoPrime, Inc., to secure the performance of CIC's obligations under the Pledge Agreement. In connection therewith, CIC are also delivering possession of all now or hereafter issued Trust Certificates to AutoPrime, Inc. in pledge to perfect the security interest granted to AutoPrime, Inc. in the Pledge Agreement.

         CIC also covenants and agrees to deliver to AutoPrime, Inc. any additional certificates evidencing shares of Common Stock which may come into its possession during the term of the Pledge Agreement, whether received pursuant to Paragraph 4.02, Paragraph 4.05, or otherwise.

         The parties understand and acknowledge that in the event of an Event of Default as defined in the Pledge Agreement, AutoPrime, Inc., or its successor in interest, may foreclose on such securities.

         2.04 Transfer of Shares to Successor Trustees. Notwithstanding any changes in the identity of the Trustee, the Certificates for Common Stock standing in the name of the Trustee may be endorsed and transferred by any successor Trustee with the same effect as if endorsed and transferred by the Trustee who has ceased to act. The Trustee is authorized and empowered to cause any further transfer of the Common Stock that may be necessary because of any change of persons holding the office of Trustee.

         2.05 No Mortgage or Sale of Assets of the Exchange Trust. The Trustee has no authority to sell or otherwise dispose of or mortgage, pledge or encumber in any manner any of the Common Stock deposited pursuant to the provisions of this Agreement, or any other shares or securities received by the Trustee during the term of this Agreement, except for the benefit of AutoPrime as set forth in this Trust Agreement and the Master Agreement.

         2.06 Trust Certificates. All right, title, and interest of the Trust Certificate Holders in and to the Exchange Trust shall be divided into Shares of Beneficial Interest. One share of Beneficial Interest shall correspond to one share of Common Stock deposited pursuant to this Agreement. Trust Certificates shall evidence Shares of Beneficial Interest in the Exchange Trust. The Trustee shall issue and deliver to (i) CIC, against receipt of the shares initially deposited pursuant to Paragraph 2.01 above, one Trust Certificate in substantially the form of Exhibit "A-1" attached to this Agreement evidencing the same number of Shares of Beneficial Interest as the number of shares of Common Stock have been deposited for the benefit of CIC, and (ii) AutoPrime, against receipt of the shares initially deposited pursuant to Paragraph 2.01 above, on Trust Certificate in substantially the form of Exhibit "A-2" attached to this Agreement evidencing the same number of Shares of Beneficial Interest as




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the number of shares of Common  Stock  have been  deposited  for the  benefit of
AutoPrime. The aggregate number of Shares of Beneficial Interest represented by all Trust Certificates shall at all times equal the aggregate number of all shares of Common Stock deposited pursuant to this Agreement.

         Each Trust Certificate shall contain a statement that the shares of Common Stock represented by the certificate are subject to the provisions of this Exchange Trust Agreement and shall contain a statement that a counterpart of the Exchange Trust Agreement has been deposited with AutoCorp at its registered office.

         2.07 Fractional Trust Certificates. If an interest in this trust that is owned by a Holder cannot be fully represented by whole Trust Certificates, the Trustee may issue fractional share Trust Certificates, scrip, or other evidence of ownership of the fractional part of one Trust Certificate that in his discretion properly indicates ownership of the fractional interest. When such an issue is made, the fractional interest shall not under any circumstances have any greater rights or lesser liabilities than any other Trust Certificate.

         2.08 Transfer of Trust Certificates. Trust Certificates shall be transferable only as provided in the Certificates and in this Agreement, and on payment of any charges payable at the time of transfer. All transfers shall be recorded in the Trust Certificate Register provided for in Paragraph 5.02. Any transfer made of any Trust Certificate shall vest in the transferee all rights of the transferor and shall subject the transferee to the same limitations as those imposed on the transferor by the terms of the Trust Certificate and by this Agreement and the perfected lien rights of AutoPrime.

         During the term of the Pledge Agreement (see Paragraph 2.03), Trust Certificates are transferable only upon the transferee executing and becoming a party to the Pledge Agreement and delivering possession of any Trust Certificate to be registered in his name to AutoPrime, Inc. or its successor(s) in pledge to secure the performance of the obligations of CIC under the Pledge Agreement.

         In addition, during the term of the Pledge Agreement, the Trustee shall deliver all Trust Certificates to AutoPrime, Inc. or its successor(s) (instead of to the transferee) to be held in pledge to secure the performance of CIC's obligations under the Pledge Agreement, for the number of shares of Common Stock represented by the Trust Certificate so transferred. Thereafter, the Trustee shall deliver to the transferee Trust Certificates for the number of shares of Common Stock represented by the Trust Certificate so transferred.

         2.09 Proof of Ownership. The Trustee shall not be required to recognize any transfer of a Trust Certificate not made in accordance with the provisions of this Agreement unless the persons claiming ownership have produced indicia of title satisfactory to the Trustee, and shall have deposited with the Trustee indemnity satisfactory to him.

         2.10 Holder of Certificate as Owner. The Trustee may treat any Trust Certificate Holder as the absolute owner and Holders of the Trust Certificates registered in his or her name and as having all of the rights and interests represented by them for all purposes, and the Trustee shall not be bound or affected by any notice to the contrary.

         2.11 Replacement of Certificates. If a Trust Certificate becomes mutilated or is destroyed, stolen, or lost, the Trustee, in his discretion, may issue a new Trust Certificate of like tenor and denomination in exchange and substitution for and on cancellation of the mutilated Trust Certificate, or in substitution for the Certificate so destroyed, stolen, or lost. The applicant for a substituted Trust Certificate shall furnish to the Trustee evidence of the destruction, theft, or loss of the Certificate satisfactory to him in his sole discretion. The applicant shall also furnish indemnity satisfactory to the Trustee and to his agents.

         2.12 Securities Law Matters. The Trust Certificates will be issued without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the Texas Securities Act, in reliance on exemptions contained in such statutes or in the rules and regulations promulgated by the Securities and Exchange Commission under the 1933 Act.

         There will not be any public market for the Trust Certificates, and the
sale  or  transfer  of  Trust   Certificates  will  be  subject  to  significant
restrictions on transferability.

         Trust Certificate Holders may not resell or transfer the Trust Certificates except in accordance with the provisions of the 1933 Act and the Texas Securities Act. A Trust Certificate Holders may be required to bear the economic risk of holding such securities for an indefinite period of time unless they are subsequently registered under applicable securities laws, or an exemption from such registration is available. The Trustee does not intend to cause any of such securities to be so registered or such an exemption to be made available.

         As a condition to sale or other transfer of Trust Certificates, the Trustee may, at his option, require:

          (a) The proposed transferor or transferee to deliver to the Trustee an opinion of counsel satisfactory to the Trustee, to the effect that such registration or qualification is not required for such proposed sale or other transfer; and/or

          (b) The proposed transferee to deliver to the Trustee an investment letter in substantially the form of either Exhibit "B-1" or Exhibit "B-2" attached hereto.

         2.13 Legends. All Trust Certificates, whether original issue or issued upon transfer of a Trust Certificate, will have the following legend imprinted on them:

         "THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS. AS A CONDITION TO SALE OR OTHER TRANSFER OF THIS SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO AutoCorp AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH PROPOSED SALE OR OTHER TRANSFER.

         (For the Exhibit "A-1" Certificate (CIC only):

         IN ADDITION, THIS TRUST CERTIFICATE IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF AUTOPRIME, INC. SUCH SECURITIES HAVE BEEN PLEDGED TO AUTOPRIME, INC. PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED DECEMBER 30, 1998, TO SECURE THE OBLIGATIONS OF CONSUMER INVESTMENT CORPORATION AND LENDERS LIQUIDATION CENTERS, INC. CONTAINED IN THAT CERTAIN PLEDGE AGREEMENT DATED DECEMBER 30, 1998, BETWEEN SUCH CORPORATIONS AND AUTOPRIME, INC.; IN THE EVENT OF AN EVENT OF DEFAULT, AS DEFINED IN THE PLEDGE AGREEMENT, AUTOPRIME, INC. MAY FORECLOSE ON THE PLEDGED SECURITIES. DURING THE TERM OF THE PLEDGE AGREEMENT, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY UPON THE TRANSFEREE EXECUTING AND BECOMING A PARTY TO THE PLEDGE AGREEMENT AND DELIVERING POSSESSION OF THIS TRUST CERTIFICATE TO AUTOPRIME, INC. IN PLEDGE FOR THE PURPOSE DESCRIBED ABOVE."

         2.14 Exchange of CIC Beneficial Shares for CIC Debentures. CIC, AutoCorp, AutoPrime and various other parties have entered into a Master Agreement of even date providing in part for the restructuring and refinancing of AutoCorp. CIC covenants and agrees in the Master Agreement, and reaffirms here in this Trust Agreement, to use its best efforts to effect, prior to December 31, 1999, an exchange of Shares of Common Stock for indebtedness due under the outstanding Debentures of CIC at the exchange rate of one (1) shares of Common Stock for each $4.00 in principal amount of Debentures.

         2.15. Return of Shares. All parties to this Agreement agree that one of the two purposes of the Exchange Trust is to effect the exchanges described in this Agreement and that any of the 1,425,887 Shares held for the benefit of CIC which remain in this Exchange Trust at the close of business on December 31, 1999, shall be returned to AutoCorp, free and clear of the provisions and conditions of this Exchange Trust and free and clear of all liens, claims, encumbrances and taxes. In addition, pursuant to the Unconditional Tender of AutoCorp Preferred and Common Stock, any of the 1,091,113 Shares held for the benefit of AutoPrime which remain in this Exchange Trust at the close of business on December 1, 1999, shall be returned to AutoCorp, free and clear of the provisions and conditions of this Exchange Trust and free and clear of all liens, claims, encumbrances and taxes.

         2.16. Pledge and Release of CIC Beneficial Interests. In that certain Pledge Agreement of even date, (see Paragraph 2.03) CIC pledges to AutoPrime all Certificates of Beneficial Interest issued and to be issued to it pursuant to the Exchange Trust Agreement. The purpose of the pledge is to secure certain of its obligations to AutoPrime. AutoPrime has agreed, and reaffirms here in this Agreement, that it will release from the pledge of the Pledge Agreement and return to CIC prior to the termination of this Agreement, certificates evidencing such number of shares of Beneficial Interest as may be necessary to effect any exchanges of the nature described in this Agreement. AutoPrime agrees to return such certificates within a timeframe that will facilitate exchanges.

                                    ARTICLE 3

                                ACTION BY TRUSTEE

         3.01 Exchange of Shares. While the Trustee holds Common Stock deposited pursuant to the provisions of this Agreement, he shall, subject to Paragraph 2.05, possess and shall be entitled to exercise in person or by his nominee(s), agent(s), attorney(s)-in-fact, or proxies all rights and powers of an absolute owner and to vote, assent, or consent with respect to those rights and powers and to take part in and consent to any corporate or shareholders' actions, and to receive dividends and distributions on such Common Stock. No other person shall have any rights in respect to the such Common Stock so long as this Agreement is in effect and the shares are registered in the name of the Trustee.

         On any issue presented to shareholders of AutoCorp, the Trustee shall vote the shares deposited pursuant to this Agreement, or consent with respect to them, in his sole and absolute discretion.

         3.02 Voting in Interest of Company. Subject to the requirements of Paragraph 3.01 above, in doing any act not subject to Paragraph 3.01 above regarding the control or management of AutoCorp or its affairs, as Holders of stock deposited pursuant to this Agreement, the Trustee shall exercise his best judgment in the interest of AutoCorp to the end that its affairs shall be properly managed, but he shall assume no responsibility regarding management or any action taken by management or taken by AutoCorp in pursuance of his consent to it as a shareholder or in pursuance of his vote so cast.

         3.03 Action of Trustee. All action to be taken on any question presented to the Trustee, except as otherwise expressly provided in this Agreement, shall from time to time be determined by a signed writing of the Trustee. The Trustee may provide for the authentication of evidence of any action taken by him.

         3.04 Meeting with Certificate Holders. On any issue presented to the shareholders of AutoCorp for vote, upon which the Trustee desires the opinion of either Trust Certificate Holders, the Trustee may call a meeting for this purpose. At the meeting, the Holders may opine concerning the manner in which it desires the Trustee to act, but the Trustee shall be bound to act in the manner designated. The Trustee shall not be called upon or expected to take any action as a result of this meeting unless and until he has been fully indemnified against all loss, damage, claim, or injury to which he might be subjected, either by reason of his action or by reason of his position as Trustee under this Agreement.

         3.05 Trustee's Relationship with Company. The Trustee, his employees or agents, and any firm, corporation, trust, or association of which he may be a trustee, stockholder, director, officer, member, agent, or employee may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which AutoCorp or AutoPrime, Inc., or any subsidiary or controlled or affiliated corporation, may be a party or in which he may be concerned, as fully and freely as thought the Trustee were not a Trustee pursuant to this Agreement. The Trustee, his employees, or agents may act as directors or officers of AutoCorp or AutoPrime, Inc., or of any subsidiary or controlled or affiliated corporation.

         3.06   Compensation  of  Trustee.   The  Trustee  shall  serve  without
compensation, except as may be agreed, from time to time, by AutoCorp, AutoPrime and the Trustee.

         3.07 Expenses. The Trustee is expressly authorized to incur and pay those reasonable charges and expenses that he may deem necessary and proper for the administration of this Agreement. CIC or AutoPrime, as may be appropriate as the two Trust Certificate Holders, shall reimburse and indemnify the Trustee for all claims, expenses, and liabilities incurred by him in connection with the discharge of his duties under this Agreement. Any such claims, expenses, or liabilities shall be charged to the Trust Certificate Holders, pro rata, and may be deducted from dividends or other assets available to (i) CIC or AutoPrime, as appropriate, and for (ii) to the corpus of this Exchange Trust, or may be made a charge payable following termination of the Exchange Trust as a condition to the delivery of shares of Common Stock in exchange for Trust Certificates, pursuant to Paragraph 6.03, and the Trustee shall be entitled to a lien for this charge on the share certificates, the shares, the common Stock, all funds or other property in his possession.

         3.08 Trustee's Liability. The Trustee shall be free from liability in acting upon any paper, document, or signature believed by him to be genuine and to have been signed by the proper party. The Trustee shall not be liable for any error of judgment, nor for any act done or omitted, nor for any mistake of fact or law, nor for anything that he may do or refrain from doing in good faith, nor generally shall the Trustee have any accountability pursuant to this Agreement, except that the Trustee shall be liable for his own intentional misconduct or gross negligence. The Trustee may be advised by legal counsel, and any action under this Agreement taken or suffered in good faith by him in accordance with the opinion of counsel shall be conclusive on the parties to this Agreement, and the Trustee shall be fully protected and be subject to no liability in respect to any action taken or suffered under this Agreement.

                                ARTICLE 4

                 DIVIDEND, DISTRIBUTION AND SUBSCRIPTION RIGHTS
                             OF CERTIFICATE HOLDERS

         4.01 Cash Dividends. The Holders shall be entitled to receive from time to time payments equal to the amount of cash dividends, if any, collected or received by the Trustee on the Common Stock in regard to which Trust
Certificates were issued, less the deductions provided for in Paragraph 4.05. These payments shall be made to the Holders as soon as practicable after the receipt of the dividends. Instead of receiving cash dividends and paying them to the Holders, the Trustee may instruct AutoCorp in writing to pay the dividends directly to the Holders. When these instructions are given to AutoCorp, all liability of the Trustee with regard to the dividends shall cease, until the instructions are revoked. The Trustee may at any time revoke the instructions and by written notice to AutoCorp direct it to make dividend payments to the Trustee.

         4.02 Share Distributions. If the Trustee receives as a dividend or other distribution on any securities held by him under this Agreement, any additional Common Stock or other securities, the Trustee shall hold them subject to this Agreement for the benefit of the Holders, and the securities shall become subject to all of the terms and conditions of this Agreement to the same extent as if they were originally deposited under it. The Trustee may, in his discretion, issue Trust Certificates in respect of these securities to the appropriate Holder. If so, such newly-issued Trust Certificates issued for the benefit of CIC shall be delivered to AutoCorp for purposes of the pledge described in Paragraph 2.03.

         4.03 Other CIC Distributions. If at any time during the term of this Agreement the Trustee shall receive or collect any moneys (including payment of cash dividends) for the benefit of CIC through a distribution by AutoCorp to its shareholders or shall receive any property through a distribution by AutoCorp to its security holders, the Trustee shall distribute same to CIC, which, in turn, shall pledge such property as additional collateral to secure the obligations described in the Pledge Agreement. The Trustee may withhold from the distribution the deductions provided for in Paragraph 4.04. Any securities received by the Trustee through any such distribution for the benefit of either or both of CIC and AutoPrime shall be retained by the Trustee as part of the assets of the Exchange Trust, pursuant to Paragraphs 2.01 and 4.02 above.

         4.04 Deductions for Distributions. There shall be deducted and withheld from every distribution of every kind under this Agreement any taxes, assessments, or other charges that may be required by law to be deducted or withheld, as well as expenses and charges incurred pursuant to Paragraph 3.07, to the extent that the expenses and charges remain unpaid or unreimbursed.

         4.05 Subscription Rights. If the Trustee shall receive notice of an offer by AutoCorp of additional securities for subscription, the Trustee shall promptly mail a copy of the notice to the Holders. On receipt by the Trustee, at least three (3) days prior to the last date fixed by AutoCorp for subscription, of a request from a Holders to be subscribed in its behalf, accompanied by the sum of money required to be paid for the securities, the Trustee shall make the subscription and payment on behalf of such Holders.

         With respect to, and during the term of the Pledge Agreement, on being entitled to receive the certificate for the securities subscribed for, if the securities are voting securities, AutoCorp shall retain possession of the certificate, to hold it in pledge to secure the performance of CIC's obligations under the Pledge Agreement, the Trustee shall issue in the name of the subscribing Holders a Trust Certificate in respect of those securities and shall deliver same to AutoCorp, also to be held in pledge to secure the performance of CIC's obligations under the Pledge Agreement. If the securities subscribed are nonvoting securities, AutoCorp shall deliver the certificate for the subscribed securities to the Trustee, and the Trustee shall deliver them to the respective subscribing Holders.

         If the Pledge Agreement is not in effect, on receiving from AutoCorp the certificate for the securities subscribed for, if the securities are voting securities, the Trustee shall issue to the subscribing Holders a Trust
Certificate in respect of those securities, and, if they are nonvoting securities, the Trustee shall deliver the certificate to the subscribing Holders.

         4.06 Record Date for Distributions. The Trustee may, if he deems it advisable, fix a date not exceeding ten (10) days preceding any date for the payment or distribution of dividends, or for the distribution of assets or rights, as a record date for the determination of the Trust Certificate Holders entitled to receive the payment or distribution, and the Trust Certificate Holders of record on that date shall be exclusively entitled to participate in the payment or distribution. If the Trustee fails to fix a record date, the date three (3) days prior to the date of payment or distribution of dividends or the distribution of assets or rights shall constitute the record date for the determination of the Trust Certificate Holders entitled to receive the payment or distribution.

                                    ARTICLE 5

                                BOOKS AND RECORDS

         5.01 Record of Shares. It shall be the duty of the Trustee to maintain a record of all AutoCorp share certificates that are transferred to the Trustee, indicating the name in which the stock was held, the date of issuance of the stock, the class of the stock, the number of shares, and the number of the certificates representing those shares. The Trustee shall also maintain a record of the date on which he received any share certificates and the date on which they were delivered to AutoCorp for transfer to the Trustee, and shall obtain a receipt for any certificates so delivered. The Trustee shall receive and hold the new share certificates issued by AutoCorp in the name of the Trustee and shall maintain a record indicating the date of issuance of the certificates, the date of receipt of the certificates, and the place in which he is holding the certificates.

         5.02 Record of Trust Certificates. The Trustee shall maintain a record showing the names and addresses of the Holders. The record shall show the number of Certificates held by each such Holders. The record shall show the dates on which the Trust Certificates were issued, canceled, transferred, or replaced. The record shall be known as the Trust Certificate Register and shall be open to inspection by any of the parties to this Agreement or their successors at any reasonable time. The first Trust Certificate Holders to appear in such Register shall be CIC and the second shall be AutoPrime. The record shall show any subsequent transfer, assignment, pledge, attachment, execution, and any other matter affecting the title to the Trust Certificates that comes to the attention of the Trustee. Any documents purporting to affect the title of the Trust Certificates shall also be kept in the Trust Certificate Register, together with a sample copy of the Trust Certificate.

         5.03 Books of Account. The Trustee or his agent shall maintain books of account that shall be in the form prescribed from time to time by the Trustee. In addition to other matters that the Trustee may insert in the record, the record shall show all sums of money received by the Trustee, all disbursements made by the Trustee, and all obligations incurred by the Trustee that are unpaid. Information concerning these accounts shall be posted at least monthly.

         5.04 Other Records. The Trustee shall maintain such other books and records and shall perform the duties required of him to be performed elsewhere in this Agreement.

         5.05 Inspection of Records. The parties to this Agreement shall deposit a counterpart of this Agreement with AutoCorp at its registered office, and the

Agreement shall be subject to the same right of examination by a shareholders of AutoCorp, in person or by agent or attorney, as are the books and records of AutoCorp.

                                    ARTICLE 6

                                  TERM OF TRUST

         6.01 Irrevocability of Trust. The trust created by this Agreement is expressly declared to be irrevocable, except as otherwise provided in this Agreement.

         6.02 Termination. This Agreement shall terminate upon the earlier to happen of the following events;

                    (a)  December 31, 1999;

                    (b) All Debentures have been exchanged, and no Debentures remain outstanding and the 1,091,113 shares held for the benefit of AutoPrime have been either returned to AutoCorp or delivered to AutoPrime, as provided in the Unconditional Tender of AutoCorp Preferred and Common Stock

                    (c) The conversion to Common Stock of 3,500,000 shares of then-outstanding Shares of AutoCorp Series A Non-Cumulative Convertible Preferred Stock and the 1,091,113 Shares held for the benefit of AutoPrime have been either returned to AutoCorp or delivered to AutoPrime, as provided in the Unconditional Tender of AutoCorp Preferred and Common Stock.

                    (d) The mutual agreement evidenced in writing of (i) the Holders of all Trust Certificates, (ii) AutoCorp, and
                         (iii) AutoPrime, Inc. or their respective successors in interest; or

                    (e) At the election of AutoPrime Inc., upon the occurrence of an Event of Default under the Master Agreement or any of the Additional Documents.

         6.03 Distribution of Share Certificates After Termination. Within thirty (30) days after the termination of this Agreement, the Trustee shall distribute to the Trust Certificate Holders, subject to Paragraphs 3.07 and 4.04 above, share certificates representing the number of shares of Common Stock in respect of which Trust Certificates were issued, in exchange for the surrender of the Trust Certificates properly endorsed and on payment by the persons entitled to receive the share certificates of a sum sufficient to cover (a) any governmental charge on the transfer or delivery of the share certificates, and
(b) any items described in Paragraphs 3.07 and 4.04 to the extent they remain unpaid or unreimbursed.

         6.04 Final Accounting. Within sixty (60) days after termination of this Agreement, the Trustee shall render a final accounting to the Trust Certificate Holders, to AutoCorp and to AutoPrime and shall distribute any funds or other assets held by him to the parties entitled to them.

                                    ARTICLE 7

                               CERTAIN DEFINITIONS

         When used in this Agreement, the following terms shall have the meanings assigned to them below, unless the context otherwise requires:

         "Beneficial Interest" shall mean the right, title, and interest of the Holders in and to the Exchange Trust and shall be divided into Shares and evidenced as provided in Paragraph 2.04.

         "Debentures" shall mean those certain outstanding and issued of Debentures issued by CIC.

         "Holder" shall mean a  Trust Certificate Holder.

         "Pledge Agreement" shall mean that certain Pledge Agreement of even date executed by CIC and LLIC, pursuant to which they have granted AutoPrime certain security interests, including a security interest in all shares of Common Stock deposited pursuant to this Agreement in order to secure CIC and LLIC's obligations under the Pledge Agreement.

         "Shares" shall mean, unless the context otherwise requires, (a) the Shares of Common Stock of AutoCorp Equities, Inc. being initially deposited pursuant to this Agreement in connection with the execution and delivery of this Agreement;

          "Trust Certificate Holder", "Certificate Holder", or "Holder" shall mean a holder of a Trust Certificate. The first Trust Certificate Holder shall be CIC and the second shall be AutoPrime.. When there is more than one Trust Certificate Holder, action by all Holders may be authorized by them in the manner provided in Paragraph 4.07.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.01 Place of Performance. This Agreement is made, executed, and entered into at Dallas, Dallas County, Texas, and it is mutually agreed that the performance of all parts of this contract shall be made at Dallas, Dallas County, Texas, and any dispute arising hereunder must be resolved in the United States District Court for the Northern District of Texas, Dallas Division, or a Civil District Court, in and for Dallas County, Texas.

         8.02 Governing Law. This Agreement is intended by the parties to be governed and construed in accordance with the laws of the State of Texas, except that all matters considered to be internal corporate matters of AutoCorp, including requirements of the formation and operation of all trusts for shall be governed by Nevada law.

         8.03 Construction by Trustee. The Trustee is authorized and empowered to construe this Agreement. His reasonable construction made in good faith shall be conclusive and binding on all parties to this Agreement and on any Trust Certificate Holders.

         8.04 Notices to Parties. If given to a party to this Agreement, any notice, demand, waiver, or consent required or permitted under this Agreement or a Trust Certificate shall be in writing and shall be given by personal delivery, courier, overnight service, facsimile transmission, prepaid telegram or prepaid registered or certified mail, with return receipt requested, addressed to the last address know to the Trustee.

         The date of any such notice and of service thereof shall be deemed to be the day of its receipt by the party to whom it is addressed. Any party hereto may at any time and from time to time change its address for the receipt of notice pursuant to this Agreement by giving notice to the other parties hereto in the manner set forth herein for the giving of notice.

         8.05 Notice to Holders. Any notice to be given to a Trust Certificate Holder other than CIC shall be sufficiently given if mailed, postage prepaid, to him or her at the address of the Trust Certificate Holder appearing in the Trust Certificate Register to be maintained by the Trustee. Every notice so given shall be effective whether or not received, and such notice shall for all purposes be deemed to have been given on the date of its mailing.

         8.06 Notice and Reports from Company. Each Holder shall have the right to:

                    (a) Receive from AutoCorp, in the same manner and at the same time as if the Holder were a shareholder, copies of such reports, financial statements, notices, proxy statements, and other documents as AutoCorp shall distribute to its shareholders.

                    (b) Receive from AutoCorp notice of each annual and special meeting of shareholders, in the same manner and at the same time as if the Holder were a shareholder.

         8.07  Counterparts.   This  Agreement  may  be  executed   in  multiple
counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

         8.08 Amendment of Agreement. This Agreement may be amended by the agreement in writing by AutoCorp and the Trustee.

         8.09 Advice of Counsel. Each of the parties agrees and represents that he or she has been represented by his or her own counsel with regard to the execution of this Agreement or, if acting without counsel, that he or she has had adequate opportunity and has been encouraged to take the advice of his or her own counsel prior to the execution of this Agreement.

         8.10 Duplicate of this Agreement. A duplicate of this Agreement shall be filed in the registered office of AutoCorp in the State of Nevada. Such duplicate shall at all times during the term of this Agreement be open to inspection by any stockholder or his attorney.

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be duly executed on their behalf as of the day and year first above written.

ADDRESSES:

AutoCorp Equities, Inc.                       AUTOCORP EQUITIES, INC.
5949 Sherry Lane
Suite 525
Dallas, Texas 75225                           By: /s/    Hunter Ennis
                                                  ------------------------------
                                                         Hunter Ennis
                                                         Secretary


                                              THE "TRUSTEE"

Charles Norman, Trustee
5949 Sherry Lane
Suite 525
Dallas, Texas 75225                               /s/    Charles Norman
                                                  ------------------------------
                                                         Charles Norman, Trustee


                                              THE TRUST
                                              CERTIFICATE HOLDER

Consumers Investment Corporation              CONSUMERS INVESTMENT
2980 E. Northern Avenue                       CORPORATION)
Phoenix, AZ 85028                             By: /s/    William O. Merritt
                                                  ------------------------------
                                              Name:      William O. Merritt
                                              Title:     President
                                              No. of Shares:  1,425,887


                                              OTHER PARTIES

AutoPrime, Inc.                               AUTOPRIME, INC.
200 Crescent Court, Suite 1900
Dallas, Texas 75201                           By: /s/    Robert A. Baker
                                                  ------------------------------
                                              Name: Robert A. Baker
                                              Title: President

                                 EXHIBIT "A- 1"
                                      (CIC)

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR
OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS. AS A CONDITION TO SALE OR OTHER TRANSFER OF THIS SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO AUTOCORP AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH PROPOSED SALE OR OTHER TRANSFER.

         IN ADDITION, THIS TRUST CERTIFICATE IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF AUTOPRIME, INC. SUCH SECURITIES HAVE BEEN PLEDGED TO AUTOPRIME, INC. PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED DECEMBER 30, 1998, TO SECURE THE OBLIGATIONS OF CONSUMER INVESTMENT CORPORATION AND LENDERS LIQUIDATION CENTERS, INC. CONTAINED IN THAT CERTAIN PLEDGE AGREEMENT DATED DECEMBER 30, 1998, BETWEEN SUCH CORPORATIONS AND AUTOPRIME, INC.; IN THE EVENT OF AN EVENT OF DEFAULT, AS DEFINED IN THE PLEDGE AGREEMENT, AUTOPRIME, INC. MAY FORECLOSE ON THE PLEDGED SECURITIES.

DURING  THE  TERM  OF  THE  PLEDGE  AGREEMENT,  THIS  TRUST  CERTIFICATE  MAY BE
TRANSFERRED ONLY UPON THE TRANSFEREE EXECUTING AND BECOMING A PARTY TO THE PLEDGE AGREEMENT AND DELIVERING POSSESSION OF THIS TRUST CERTIFICATE TO AUTOPRIME, INC. IN PLEDGE FOR THE PURPOSE DESCRIBED ABOVE.

                                TRUST CERTIFICATE

                             AUTOCORP EQUITIES, INC.

                                                           Certificate Number

                                                           _______

         This Trust Certificate ("Certificate") evidences that _________________ (referred to in this Certificate as the "Certificate Holder") is the owner and holder of _______ Shares of Beneficial Interest in the Exchange Trust (the "Exchange Trust") created pursuant to that certain Exchange Trust Agreement (the Exchange Trust Agreement) dated as of December 30, 1998, by and among certain Certificate Holders, AutoCorp Equities, Inc. (the "Company"), AutoPrime, Inc., ("AutoPrime") and Charles Norman, as Trustee (the "Trustee").

         Capitalized terms used herein, which are not defined herein, shall have the same meanings when used herein as they do when used in the Exchange Trust Agreement.

         This Certificate is issued by the Trustee to the Certificate Holder on the following terms and conditions:

         1. Rights of Certificate Holder. The Certificate Holders hereby accepts and ratifies all of the terms, conditions, and covenants of the Exchange Trust Agreement. A counterpart of this Agreement is on file at the registered office of AutoCorp at 2980 E. Northern Avenue, Phoenix, AZ 85028 and is incorporated by reference in this Certificate as though set forth in full herein.

         This Certificate evidences ownership of only a Beneficial Interest in the Exchange Trust. Pursuant to the Exchange Trust Agreement, the Trustee is the owner and holder of the legal title of all Shares of Common Stock of AutoCorp deposited pursuant to the Agreement. The Certificate Holders has rights with respect to the Shares of stock of AutoCorp deposited pursuant to the Exchange Trust Agreement only as provided in the Agreement.

         THE CERTIFICATE HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT (A) THESE SHARES OF BENEFICIAL INTEREST IN THE EXCHANGE TRUST HAVE BEEN PLEDGED TO AUTOPRIME, INC. TO SECURE THE OBLIGATIONS OF CONSUMER INVESTMENT CORPORATION AND LENDERS LIQUIDATION CENTERS, INC. CONTAINED IN THAT CERTAIN PLEDGE AGREEMENT DATED DECEMBER 30, 1998, BETWEEN SUCH CORPORATIONS AND AUTOPRIME, INC.; AND (B) IN THE EVENT OF AN EVENT OF DEFAULT UNDER THE PLEDGE AGREEMENT, AUTOPRIME, INC. MAY FORECLOSE ON SUCH SECURITIES.

         2. Voting Rights. The undersigned Trustee during the term of the Exchange Trust Agreement is the legal owner of the Shares of stock of AutoCorp deposited pursuant to the Exchange Trust Agreement for all purposes relating to the Exchange Trust Agreement and in all matters of AutoCorp for which the Shares may be voted. No voting rights of Shares deposited pursuant to the Exchange Trust Agreement are granted to the Certificate Holder by this Certificate. Only the rights as a Holder of a Beneficial Interest in the Exchange Trust provided to the Certificate Holder in the Exchange Trust Agreement are represented by this Certificate.

         3. Dividends and Distributions. The Certificate Holder is entitled to receive, subject to the limitations in the Exchange Trust Agreement, all cash dividends or other distributions of non-voting securities of AutoCorp received by the undersigned Trustee. In the event of share dividends, the Trustee shall receive and hold them pursuant to the terms of the Exchange Trust Agreement and may, in his discretion, issue to the Certificate Holder additional Trust Certificates representing the share dividends.

         4. Termination. The Exchange Trust shall terminate upon the earlier to happen of the following events;

                    (a)  December 31, 1999;

                    (b) All Debentures have been exchanged, and no Debentures remain outstanding and the 1,091,113 shares held for the benefit of AutoPrime have been either returned to AutoCorp or delivered to AutoPrime, as provided in the Unconditional Tender of AutoCorp Preferred and Common Stock

                    (c) The conversion to Common Stock of 3,500,000 shares of then-outstanding Shares of AutoCorp Series A Non-Cumulative Convertible Preferred Stock and the 1,091,113 Shares held for the benefit of AutoPrime have been either returned to AutoCorp or delivered to AutoPrime, as provided in the Unconditional Tender of AutoCorp Preferred and Common Stock.

                    (d) The mutual agreement evidenced in writing of (i) the Holders of all Trust Certificates, (ii) AutoCorp, and
                         (iii) AutoPrime, Inc. or their respective successors in interest; or

                    (e) At the election of AutoPrime Inc., upon the occurrence of an Event of Default under the Master Agreement or any of the Additional Documents.


         5. Distribution of Share Certificates After Termination. Subject to the terms and provisions of the Exchange Trust Agreement, within thirty (30) days after the termination of the Exchange Trust Agreement, the Trustee shall distribute to the Certificate Holder, subject to Paragraphs 3.07 and 4.04 of the Exchange Trust Agreement, certificates for Shares representing the number of Shares in respect of which this Certificate was issued, in exchange for the surrender of this Certificate properly endorsed and on payment by the Certificate Holder of a sum sufficient to cover (a) any governmental charge on the transfer or delivery of the share certificates, and (b) the pro rata share attributable to this Certificate of any items described in Paragraphs 3.07 and
4.04 of the Exchange Trust Agreement to the extent they remain unpaid or unreimbursed.

         6. Transfer of Certificates. Subject to the terms of the Exchange Trust Agreement, this Certificate is transferable in the same manner as any other security. Any transfer shall be on the books of the Trustee or his agent and shall be made only on the surrender of this Certificate by the Certificate Holder or his or her attorney endorsed in blank or to the transferee. The Trustee may treat the registered Certificate Holder or, at the election of the Trustee in his sole and absolute discretion, when presented duly endorsed in blank, the bearer of this Certificate as its absolute owner and as the owner of all rights and interests in the Exchange Trust represented by this Certificate for all purposes whatsoever. The Trustee shall not be bound or affected by any notice to the contrary.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Trust Certificate as of the 30th day of December, 1998.

                                         TRUSTEE



                                         ___________________________________
                                         Charles Norman, Trustee

                                   ASSIGNMENT

         For value received, the undersigned hereby sells, assigns, and transfers to ___________________ this Trust Certificate and the Beneficial Interest in the Exchange Trust represented by this Trust Certificate. The undersigned irrevocably appoints _________________ his or her attorney with full power of substitution to transfer this Certificate on the books of the Trustee.


Dated: ______________, 19____.          ________________________________________
                                        (Please sign exactly as name appears on
Certificate)

                                        ________________________________________
                                        (Typed or Printed Name)

                                        Taxpayer ID No._________________________


                                        SIGNATURE GUARANTEED


                                        ________________________________________

                                        (Name of Bank, trust company or broker)

                                        By:     ________________________________

                                        Name:   ________________________________

                                        Its:    ________________________________

                                        Address:________________________________

                                        ________________________________________

                                 EXHIBIT "A- 2"
                                      (CIC)

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR
OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS. AS A CONDITION TO SALE OR OTHER TRANSFER OF THIS SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO AUTOCORP AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH PROPOSED SALE OR OTHER TRANSFER.

                                TRUST CERTIFICATE

                             AUTOCORP EQUITIES, INC.

                                                            Certificate Number

                                                            _________

         This Trust Certificate ("Certificate") evidences that _________________ (referred to in this Certificate as the "Certificate Holder") is the owner and holder of _______ Shares of Beneficial Interest in the Exchange Trust (the "Exchange Trust") created pursuant to that certain Exchange Trust Agreement (the Exchange Trust Agreement) dated as of December 30, 1998, by and among certain Certificate Holders, AutoCorp Equities, Inc. (the "Company"), AutoPrime, Inc., ("AutoPrime") and Charles Norman, as Trustee (the "Trustee").

         Capitalized terms used herein, which are not defined herein, shall have the same meanings when used herein as they do when used in the Exchange Trust Agreement.

         This Certificate is issued by the Trustee to the Certificate Holder on the following terms and conditions:

         1. Rights of Certificate Holder. The Certificate Holders hereby accepts and ratifies all of the terms, conditions, and covenants of the Exchange Trust Agreement. A counterpart of this Agreement is on file at the registered office of AutoCorp at 2980 E. Northern Avenue, Phoenix, AZ 85028 and is incorporated by reference in this Certificate as though set forth in full herein.

         This Certificate evidences ownership of only a Beneficial Interest in the Exchange Trust. Pursuant to the Exchange Trust Agreement, the Trustee is the owner and holder of the legal title of all Shares of Common Stock of AutoCorp deposited pursuant to the Agreement. The Certificate Holders has rights with respect to the Shares of stock of AutoCorp deposited pursuant to the Exchange Trust Agreement only as provided in the Agreement.

         2. Voting Rights. The undersigned Trustee during the term of the Exchange Trust Agreement is the legal owner of the Shares of stock of AutoCorp deposited pursuant to the Exchange Trust Agreement for all purposes relating to the Exchange Trust Agreement and in all matters of AutoCorp for which the Shares may be voted. No voting rights of Shares deposited pursuant to the Exchange Trust Agreement are granted to the Certificate Holder by this Certificate. Only the rights as a Holder of a Beneficial Interest in the Exchange Trust provided to the Certificate Holder in the Exchange Trust Agreement are represented by this Certificate.

         3. Dividends and Distributions. The Certificate Holder is entitled to receive, subject to the limitations in the Exchange Trust Agreement, all cash dividends or other distributions of non-voting securities of AutoCorp received by the undersigned Trustee. In the event of share dividends, the Trustee shall receive and hold them pursuant to the terms of the Exchange Trust Agreement and may, in his discretion, issue to the Certificate Holder additional Trust Certificates representing the share dividends.

         4. Termination. The Exchange Trust shall terminate upon the earlier to happen of the following events;

                    (a)  December 31, 1999;

                    (b) All Debentures have been exchanged, and no Debentures remain outstanding and the 1,091,113 shares held for the benefit of AutoPrime have been either returned to AutoCorp or delivered to AutoPrime, as provided in the Unconditional Tender of AutoCorp Preferred and Common Stock

                    (c) The conversion to Common Stock of 3,500,000 shares of then-outstanding Shares of AutoCorp Series A Non-Cumulative Convertible Preferred Stock and the 1,091,113 Shares held for the benefit of AutoPrime have been either returned to AutoCorp or delivered to AutoPrime, as provided in the Unconditional Tender of AutoCorp Preferred and Common Stock.

                    (d) The mutual agreement evidenced in writing of (i) the Holders of all Trust Certificates, (ii) AutoCorp, and
                         (iii) AutoPrime, Inc. or their respective successors in interest; or

                    (e) At the election of AutoPrime Inc., upon the occurrence of an Event of Default under the Master Agreement or any of the Additional Documents.

         5. Distribution of Share Certificates After Termination. Subject to the terms and provisions of the Exchange Trust Agreement, within thirty (30) days after the termination of the Exchange Trust Agreement, the Trustee shall distribute to the Certificate Holder, subject to Paragraphs 3.07 and 4.04 of the Exchange Trust Agreement, certificates for Shares representing the number of Shares in respect of which this Certificate was issued, in exchange for the surrender of this Certificate properly endorsed and on payment by the Certificate Holder of a sum sufficient to cover (a) any governmental charge on the transfer or delivery of the share certificates, and (b) the pro rata share attributable to this Certificate of any items described in Paragraphs 3.07 and
4.04 of the Exchange Trust Agreement to the extent they remain unpaid or unreimbursed.

         6. Transfer of Certificates. Subject to the terms of the Exchange Trust Agreement, this Certificate is transferable in the same manner as any other security. Any transfer shall be on the books of the Trustee or his agent and shall be made only on the surrender of this Certificate by the Certificate Holder or his or her attorney endorsed in blank or to the transferee. The Trustee may treat the registered Certificate Holder or, at the election of the Trustee in his sole and absolute discretion, when presented duly endorsed in blank, the bearer of this Certificate as its absolute owner and as the owner of all rights and interests in the Exchange Trust represented by this Certificate for all purposes whatsoever. The Trustee shall not be bound or affected by any notice to the contrary.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Trust Certificate as of the 30th day of December, 1998.

                                       TRUSTEE


                                       ------------------------------------
                                       Charles Norman, Trustee

                                   ASSIGNMENT


         For value received, the undersigned hereby sells, assigns, and transfers to ___________________ this Trust Certificate and the Beneficial Interest in the Exchange Trust represented by this Trust Certificate. The undersigned irrevocably appoints _________________ his or her attorney with full power of substitution to transfer this Certificate on the books of the Trustee.

Dated: ______________, 19____.         _______________________________________
                                       (Please sign exactly as name appears on
Certificate)

                                       _______________________________________
                                       (Typed or Printed Name)

                                       Taxpayer ID No.________________________


                                       SIGNATURE GUARANTEED

                                       ________________________________________
                                       (Name of Bank, trust company or broker)


                                        By:  __________________________________

                                        Name:__________________________________

                                        Its: __________________________________

                                        Address: ______________________________

                                  EXHIBIT "B-1"

                            FORM OF INVESTMENT LETTER

To:      Charles Norman, Trustee
         5949 Sherry Lane
         Suite 525
         Dallas, Texas 75225

         In connection with the transfer to the undersigned of Shares of Beneficial Interest in the Exchange Trust established by that certain Exchange Trust Agreement dated December 30, 1998, by and among certain Certificate Holders, AutoCorp Equities, Inc., and Charles Norman (the "Trustee"), the undersigned hereby represents that he/she/it is acquiring such Shares of Beneficial Interest (as evidenced by one or more certain Trust Certificates issued pursuant to the Exchange Trust Agreement) for his/her/its own account for investment and not with a view to or for sale in connection with any distribution of said Shares.

         THE CERTIFICATE HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT (A) THESE SHARES OF BENEFICIAL INTEREST IN THE EXCHANGE TRUST HAVE BEEN PLEDGED TO AUTOPRIME, INC. TO SECURE THE OBLIGATIONS OF CONSUMER INVESTMENT CORPORATION AND LENDERS LIQUIDATION CENTERS, INC. CONTAINED IN THAT CERTAIN PLEDGE AGREEMENT DATED DECEMBER 30, 1998, BETWEEN SUCH CORPORATIONS AND AUTOPRIME, INC.; AND (B) IN THE EVENT OF AN EVENT OF DEFAULT UNDER THE PLEDGE AGREEMENT, AUTOPRIME, INC. MAY FORECLOSE ON SUCH SECURITIES.

         Capitalized terms used herein, which are not defined herein, shall have the same meanings when used herein as they do when used in the Exchange Trust Agreement.

Dated:_______________________________            _______________________________

                                              By:_______________________________
                                                                 (Signature)


                                                 _______________________________
                                                       (Printed or Typed Name)

                                  EXHIBIT "B-2"

                            FORM OF INVESTMENT LETTER

To:      Charles Norman, Trustee
         5949 Sherry Lane
         Suite 525
         Dallas, Texas 75225

         In connection with the transfer to the undersigned of Shares of Beneficial Interest in the Exchange Trust established by that certain Exchange Trust Agreement dated December 30, 1998, by and among certain Certificate Holders, AutoCorp Equities, Inc., and Charles Norman (the "Trustee"), the undersigned hereby represents that he/she/it is acquiring such Shares of Beneficial Interest (as evidenced by one or more certain Trust Certificates issued pursuant to the Exchange Trust Agreement) for his/her/its own account for investment and not with a view to or for sale in connection with any distribution of said Shares.

         Capitalized terms used herein, which are not defined herein, shall have the same meanings when used herein as they do when used in the Exchange Trust Agreement.

Dated:_______________________________         __________________________________

                                           By:__________________________________
                                                     (Signature)

                                              __________________________________
                                                     (Printed or Typed Name)